UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2017

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15345 Barranca Parkway, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒                        Emerging growth company

☒                        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 of this Current Report on Form 8-K, on August 30, 2017, at its annual meeting of stockholders, the stockholders of Boot Barn Holdings, Inc. (the “Company”) approved the Boot Barn Holdings, Inc. Cash Incentive Plan for Executives (the “Plan”).

The Plan provides for the award of cash bonuses to the Company’s executive employees and executive employees of its subsidiaries based on the achievement of objective performance goals over a designated performance period. Cash bonuses paid under the Plan are intended to meet the requirement of “qualified performance-based compensation” under section 162(m) of the Internal Revenue Code of 1986, as amended.

For a description of the terms and conditions of the Plan, as approved by stockholders on August 30, 2017, see “Proposal 3: Approval of the Boot Barn Holdings, Inc. Cash Incentive Plan for Executives” in the proxy statement for the annual meeting, which description is incorporated herein by reference.

The foregoing description of the Plan and the description of the Plan contained in the proxy statement are each qualified in their entirety by reference to the full text of the Plan, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07         Submission of Matters to a Vote of Security Holders

The annual meeting of the Company’s stockholders was held on August 30, 2017. At the annual meeting, the Company’s stockholders voted on three proposals and cast their votes as follows:

Proposal 1: Election of Directors

The stockholders elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Withheld	Broker Non- Vote
Greg Bettinelli	22,692,980	188,922	2,585,065
Brad J. Brutocao	19,627,943	3,253,959	2,585,065
James G. Conroy	20,928,836	1,953,066	2,585,065
Christian B. Johnson	19,627,951	3,253,951	2,585,065
Brenda I. Morris	22,649,378	232,524	2,585,065
J. Frederick Simmons	19,671,655	3,210,247	2,585,065
Peter Starrett	22,705,349	176,553	2,585,065

Proposal 2: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending March 31, 2018. The results of the vote were taken as follows.

For	Against	Abstain	Broker Non-Vote
24,659,241	667,730	139,996	Not applicable

Proposal 3: Approval of the Boot Barn Holdings, Inc. Cash Incentive Plan

The stockholders approved the Plan. The results of the vote were taken as follows.

For	Against	Abstain	Broker Non-Vote
20,550,479	2,145,765	185,658	2,585,065

Item 9.01                   Financial Statements and Exhibits

Exhibit No.	Description of Exhibits

Exhibit 10.1	Boot Barn Holdings, Inc. Cash Incentive Plan for Executives

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

Date: August 31, 2017	By:	/s/ Gregory V. Hackman
		Name:	Gregory V. Hackman
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibits

Exhibit 10.1	Boot Barn Holdings, Inc. Cash Incentive Plan for Executives